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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 12, 2002


                              COVANSYS CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                    MICHIGAN
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


        0-22141                                      38-2606945
(COMMISSION FILE NUMBER)                (I.R.S. EMPLOYER IDENTIFICATION NUMBER)


                     32605 WEST TWELVE MILE ROAD, SUITE 250
                        FARMINGTON HILLS, MICHIGAN 48334
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE) (ZIP CODE)


                                 (248) 488-2088
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                      NONE

         (FORMER NAME AND FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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ITEM 5. OTHER EVENTS

         Reference is made to the statements required by Section 906 of the Sarbanes-Oxley Act of 2002 filed by the Chief Executive Officer and the Chief Financial Officer of Covansys Corporation on August 12, 2002.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits.

         Exhibit No.               Description of Exhibits

         99.1                      Statement of the Chief Executive Officer


         99.2                      Statement of the Chief Financial Officer


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


August 16, 2002
                                            COVANSYS CORPORATION


                                            By:  s/ Michael Duffey
                                               -----------------------------
                                                   Michael Duffey
                                                   Chief Financial Officer

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                                 EXHIBIT INDEX


Exhibit No.             Description of Exhibits

99.1                    Statement of the Chief Executive Officer

99.2                    Statement of the Chief Financial Officer